UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 18, 2005

USEC Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 Democracy Center, 6903 Rockledge Drive, Bethesda, Maryland		20817
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(301) 564-3200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On August 18, 2005, USEC Inc. ("USEC" or the "Company") and its wholly-owned subsidiary United States Enrichment Corporation entered into an Amended and Restated Revolving Credit Agreement (the "Amended and Restated Credit Agreement") with the lenders named therein, JPMorgan Chase Bank, N.A., as administrative and collateral agent, J.P. Morgan Securities, Inc., Merrill Lynch Capital and Goldman Sachs Credit Partners, L.P., as joint book managers and joint lead arrangers, Merrill Lynch Capital and Goldman Sachs Credit Partners, L.P., as co-syndication agents, GMAC Commercial Finance LLC and Wachovia Bank, National Association, as co-documentation agents, and CIT Capital Securities, LLC, as co-agent. The Amended and Restated Credit Agreement provides for a revolving credit facility of up to $400 million (including up to $300 million in letters of credit), which replaces United States Enrichment Corporation’s existing $150 million revolving credit facility that had been scheduled to expire on September 27, 2005 (the "Prior Credit Facility"). As more fully described below, the Company’s obligations under the Amended and Restated Credit Agreement are secured by certain assets of the Company and its subsidiaries, subject to certain exceptions. Borrowings under the new facility are subject to certain limitations based on certain percentages of eligible accounts receivable and inventory, which limitations are similar in scope to those contained in the Prior Credit Facility.

The new revolving credit facility will expire on August 18, 2010. Outstanding borrowings under the facility will bear interest at a variable rate equal to, based on the Company’s election, either:

• the sum of (x) the greater of the JPMorgan Chase Bank, N.A. prime rate and the federal funds rate plus ½ of 1% plus (y) a margin ranging from 0.25% to 0.75% based on collateral availability; or
• the sum of LIBOR plus a margin ranging from 2.0% to 2.5% based on collateral availability.

The new facility contains events of default, including, without limitation, certain cross-default provisions and various operating and financial covenants that are customary for transactions of this type, including, without limitation, requirements for the maintenance of a minimum amount of inventory and restrictions on the incurrence and prepayment of other indebtedness, granting of liens, sales of assets, making of investments, and payment of dividends or other distributions.

Certain of the lenders (including JPMorgan Chase Bank, N.A., Merrill Lynch Capital, Goldman Sachs Credit Partners, L.P. and Wachovia Bank, National Association), as well as certain of their respective affiliates, have performed, and may in the future perform, for the Company and its subsidiaries, various commercial banking, investment banking, underwriting and other financial advisory services, for which they have received, and will receive, customary fees and expenses.

The foregoing summary of the Amended and Restated Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Credit Agreement filed in this Current Report on Form 8-K as Exhibit 10.83 and incorporated herein by reference.

As security for the obligations of the Company and United States Enrichment Corporation under the Amended and Restated Credit Agreement, the Company, United States Enrichment Corporation and certain subsidiaries of the Company entered into an Amended and Restated Omnibus Pledge and Security agreement (the "Amended and Restated Security Agreement") dated as of August 18, 2005 with JPMorgan Chase Bank, N.A., as administrative and collateral agent for the lenders named in the Amended and Restated Credit Agreement. Similar to the security granted in connection with the Prior Credit Facility, the administrative agent has been granted a first-priority lien on certain assets of the Company and its subsidiaries, primarily consisting of USEC-owned inventory and accounts receivable. The foregoing summary of the Amended and Restated Security Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Security Agreement filed in this Current Report on Form 8-K as Exhibit 10.84 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under "Item 1.01 Entry Into a Material Definitive Agreement" is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number---Description

10.83---Amended and Restated Revolving Credit Agreement dated as of August 18, 2005 among USEC Inc., United States Enrichment Corporation, the lenders named therein, JPMorgan Chase Bank, N.A., as administrative and collateral agent, J.P. Morgan Securities, Inc., Merrill Lynch Capital and Goldman Sachs Credit Partners, L.P., as joint book managers and joint lead arrangers, Merrill Lynch Capital and Goldman Sachs Credit Partners, L.P., as co-syndication agents, GMAC Commercial Finance LLC and Wachovia Bank, National Association, as co-documentation agents, and CIT Capital Securities, LLC, as co-agent.

10.84---Amended and Restated Omnibus Pledge and Security agreement dated as of August 18, 2005 by USEC Inc., United States Enrichment Corporation, NAC Holding Inc. and NAC International Inc., in favor of JPMorgan Chase Bank, N.A., as administrative and collateral agent for the lenders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USEC Inc.

August 22, 2005	By:	/s/ Ellen C. Wolf

Name: Ellen C. Wolf
Title: Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

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Exhibit Index

Exhibit No.	Description

10.83	Amended and Restated Revolving Credit Agreement dated as of August 18, 2005 among USEC Inc., United States Enrichment Corporation, the lenders named therein, JPMorgan Chase Bank, N.A., as administrative and collateral agent, J.P. Morgan Securities, Inc., Merrill Lynch Capital and Goldman Sachs Credit Partners, L.P., as joint book managers and joint lead arrangers, Merrill Lynch Capital and Goldman Sachs Credit Partners, L.P., as co-syndication agents, GMAC Commercial Finance LLC and Wachovia Bank, National Association, as co-documentation agents, and CIT Capital Securities, LLC, as co-agent.
10.84	Amended and Restated Omnibus Pledge and Security agreement dated as of August 18, 2005 by USEC Inc., United States Enrichment Corporation, NAC Holding Inc. and NAC International Inc., in favor of JPMorgan Chase Bank, N.A., as administrative and collateral agent for the lenders.